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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 15, 2004

                Date of Report (Date of earliest event reported)

                                ORAGENICS, INC.
             (Exact name of registrant as specified in its charter)

           Florida                  000-50614                     59-3410522
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

                              12085 Research Drive
                             Alachua, Florida 32615

           (Address of principal executive offices including zip code)

                                 (386) 418-4018

               Registrant's telephone number, including area code

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                                      None
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         (Former name or former address, if changed since last report.)
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ITEM 7. FINANCIAL INFORMATION AND EXHIBITS

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Exhibit No.          Description
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99.1                 Press Release
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ITEM 9.  REGULATION FD DISCLOSURE

     Oragenics, Inc. announces that the Recombinant DNA Advisory Committee has unanimously recommended approval of the first human clinical study of the company's Replacement Therapy technology.

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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 15th day of March, 2004.

                                        ORAGENICS, INC.
                                        (Registrant)


                                        BY: /s/ Mento A. Soponis
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                                           Mento A. Soponis
                                           President, Principal Executive
                                           Officer and a member of the
                                           Board of Directors.